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                                  EXHIBIT (7)
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                        CONSENT OF INDEPENDENT AUDITORS
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                        Consent of Independent Auditors


We consent to the reference to our firm under the caption "Experts" in the Prospectus and to the use of our report dated February 27, 1998 with respect to the statutory-basis financial statements and schedules of PFL Life Insurance Company, included in Pre-Effective Amendment No. 2 to the Registration Statement (Form S-6 No. 33-92226) and related Prospectus of PFL Endeavor Variable Life Account.


Des Moines, Iowa
September 4, 1998